SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 18, 2005

AMSOUTH BANCORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-7476 (Commission File Number)	63-0591257 (IRS Employer Identification No.)

AMSOUTH CENTER 1900 FIFTH AVENUE NORTH BIRMINGHAM, ALABAMA 35203 (Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On January 18, 2005 AmSouth Bancorporation issued a press release announcing its preliminary results of operations for the quarter and year ended December 31, 2004. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. Supplemental financial information for the quarter and year ended December 31, 2004 is included as Exhibit 99.2 and may also be found on AmSouth’s website at www.amsouth.com. In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION By: /s/ Carl L. Gorday ————————————————— Name: Carl L. Gorday Title: Assistant Secretary

Date: January 18, 2005

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release of January 18, 2005
99.2	Supplemental Financial Information